EXHIBIT 10(a)
                              ADDENDUM NO. 1

                                  to the

                           RETROCESSION CONTRACT
                         Effective:  June 1, 1998

                                 issued to

                        DORINCO REINSURANCE COMPANY
                             Midland, Michigan

                                    by

               AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS
                               Dallas, Texas

  IT IS HEREBY AGREED, effective March 1, 1999, that ARTICLE XIII shall be deleted and the following substituted therefor:

                               "ARTICLE XIII

       INTERMEDIARY

       John B. Collins Associates, Inc. is hereby recognized as the intermediary negotiating this Contract. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvage and loss settlements) relating hereto shall be transmitted to the Retrocedent and the Retrocessionaire through John B. Collins Associates, Inc., 8300 Norman Center Drive, Minneapolis, Minnesota 55437. Payments by the Retrocedent to John
       B. Collins Associates, Inc. shall be deemed to constitute payment to the Retrocessionaire. Payments by the Retrocessionaire to John
       B. Collins Associates, Inc. shall be deemed only to constitute payment to the Retrocedent to the extent that such payments are actually received by the Retrocedent."

  The provisions of this Contract shall remain other unchanged.

  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives at:

  Midland, Michigan, this ______________ day of __________________, 1999.


  _______________________________________________________________________
                         DORINCO REINSURANCE COMPANY

  Dallas, Texas, this __________________ day of __________________, 1999.


  _______________________________________________________________________
                         AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS